SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.

Times Change...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 135 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and launched its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...Values Endure

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.

James, Jesse, and Joseph Seligman, 1870

Table of Contents

To the Shareholders.................................    1
Interview With Your Portfolio Manager...............    2
Performance Overview and
   Portfolio Summary................................    4
Portfolios of Investments...........................    8
Statements of Assets and Liabilities.................  14
Statements of Operations............................   15
Statements of Changes in Net Assets.................   16
Notes to Financial Statements.......................   18
Financial Highlights.................................  22
Report of Independent Auditors......................   26
Trustees.............................................  27
Executive Officers and For More Information..........  28
Glossary of Financial Terms.........................   29

TO THE SHAREHOLDERS

The fiscal year ended September 30, 1999, was a period of steadily rising interest rates, creating a difficult environment for fixed-income securities and for Seligman Municipal Series Trust.

At the end of the Fund's fiscal-year 1998, the Federal Reserve Board was easing monetary policy in an effort to protect the US economy from the effects of the global economic crisis. Central banks around the world also lowered key interest rates in response to global turmoil. These easing actions were successful and the world economy has rebounded. However, the global recovery, combined with continued growth in the US, soon caused the US Fed to voice concerns about inflation. In May, the Fed announced its bias toward a tighter policy and has since followed through with two federal funds rate hikes, for a total of 50 additional basis points.

Throughout this fiscal year, continued robust growth in the US, the recovering world economy, growing concerns regarding inflation, and tighter monetary policy sent market interest rates steadily higher. On September 30, 1998, the 30-year US Treasury bond was yielding 4.98%. One year later, the yield had moved to 6.06%. Municipal bonds (as measured by the Bond Buyer 20-bond General Obligation Index) fluctuated within a much narrower range, but still rose significantly, from 4.94% on September 30, 1998, to 5.73% on September 30, 1999. The additional stability in the municipal market was largely the result of an imbalance in municipal supply and demand. Rising yields were attracting investors, while municipal issuers were reluctant to offer new supply at higher rates.

Looking ahead, we believe that the US economy will slow, as was intended by the Fed's most recent actions, and that inflation fears will thus subside and reduce bond market volatility. We anticipate that the municipal market will outperform the Treasury market for the balance of calendar-year 1999, as a result of improving municipal market fundamentals, the most significant of which is the slowdown in municipal issuance, which is expected to continue into the new year.

As the millennium approaches, we have become concerned that the media's focus on the Year 2000 (Y2K) computer issue, and the fears that this attention may spark, will cause some investors to take actions that are not in their best long-term interests. In our view, the primary danger to investors is losing sight of their long-term financial goals and altering their portfolios and asset allocations in an attempt to respond to the confusion surrounding this issue.

In the US, governments and businesses have committed substantial resources to this issue and, while there may be scattered inconveniences, we believe that the US will enter the year 2000 relatively seamlessly, and that much of the rest of the developed world is also well positioned to deal with the new millennium.

For the past several years, J. & W. Seligman & Co. Incorporated (Seligman), your Trust's manager, and Seligman Data Corp. (Seligman Data), your Trust's shareholder service agent, have been working to ensure that shareholders do not experience any Y2K-related inconveniences. We are pleased to report that the early start has paid off. During the spring of this year, Seligman and Seligman Data participated in Y2K testing conducted by the Securities Industry Association. These tests were completed without any Y2K-related problems on the part of Seligman or Seligman Data. Tests with key service providers were also conducted, all of which were successfully completed in a Y2K environment.

We appreciate your confidence in Seligman Municipal Series Trust and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, as well as the Trust's portfolios of investments and financial statements, follows this letter.

By order of the Trustees,

/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                /s/ Brian T. Zino
                                -----------------
                                Brian T.  Zino
                                President

November 5, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
Thomas G. Moles

Q: What economic and market factors influenced Seligman Municipal Series Trust in the last 12 months?

A: The past 12 months have been challenging for the financial markets, including the fixed-income markets. At this time last year, global equity markets were struggling to recover from the Asian financial crisis, as well as economic turmoil in Russia. In September 1998, the Federal Reserve Board initiated a series of federal funds rate easings in an effort to restore stability and liquidity to anxious world markets. At that time, market participants generally expected that US economic growth would contract as a result of world events, thereby preventing an acceleration in the rate of inflation. Additionally, many experts predicted that, with the approach of the new millennium, computer glitches would at best slow economic growth and at worst cause major disruptions leading to worldwide recession. One year later, the Fed has tightened to slow economic growth, world equity markets have recovered, and most market watchers expect the transition to the year 2000 to be uneventful.

     During the past year, the municipal market did not exhibit the degree of volatility that characterized the US Treasury market. This was largely the result of the powerful influences of supply and demand that served to mitigate both upward and downward movements in municipal yields. Last year's Treasury market rallies were caused by heavy demand for Treasury securities during periods of equity market declines. Conversely, demand for municipal bonds was not greatly affected, which lessened municipal market volatility. Further, year-to-date municipal issuance is down 20% over the same period last year. This lack of supply held municipal yields steady and was the primary reason municipal bonds outperformed Treasury bonds for much of the past 12 months.

     While the municipal market was relatively stable overall, it was not immune to the effects of shifting economic and inflation expectations. By June 1999, municipal yields began moving higher in response to increasing concern regarding the pace of economic activity and continued to move higher through fiscal year end. Accordingly, net asset values of the Trust's shares deteriorated during the last quarter of the fiscal year and performance was disappointing.

Q:   What was your investment strategy?

A: Over the past year, long-term municipal yields rose to levels not seen in several years. This presented an opportunity to enhance Trust yields by purchasing higher-yielding, longer-term bonds and by reducing positions in shorter-term bonds. In general, the longer the maturity of a bond, the more sensitive it is to changes in interest rates. During periods of declining interest rates, longer-term bonds

A TEAM APPROACH

Seligman Municipal Series Trust is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Trust by a group of seasoned professionals who are responsible for research and trading consistent with the Trust's investment objective.

Seligman Municipals Team: (standing from left) Audrey Kuchtyak, Theresa Barion, Debra McGuinness, (seated) Eileen Comerford, Thomas G. Moles (Portfolio Manager)

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
Thomas G. Moles

     outperform shorter-term bonds. However, during periods of rising interest rates, such as we have been experiencing, longer-term bonds decline more in price than shorter-term bonds.

     New purchases were concentrated in higher-rated bonds due primarily to a continuation of narrow yield spreads between higher- and lower-quality bonds. Additionally, a number of holdings received credit-rating upgrades, further contributing to the overall improvement in the Trust's credit quality.

     The Trust is well diversified among all major sectors of the municipal marketplace. Most sectors remain stable with the exception of health care, which remains vulnerable to further credit-quality deterioration mainly as a result of government cutbacks and the growth of managed care. Many health care issuers that have been well managed and have maintained consistently healthy finances are suddenly facing serious budget deficits. As a result of this alarming trend, we have been particularly diligent in monitoring our health care holdings. During the past year, portfolio activity in the sector has been heavier than usual as we restructured our positions. Despite the current situation, the health care sector continues to offer selective opportunities. Through in-depth credit analysis, we endeavor to identify strong health care credits for inclusion in the Trust's portfolio.

Q:   What is your outlook?

A: The long-awaited economic slowdown has yet to materialize, increasing the risk that the rate of inflation will accelerate. In response, bond yields have been rising steadily year to date. For the remainder of calendar year 1999, the bond markets will likely experience continued volatility until solid signs that the economy is moderating emerge. Many market participants expect the Fed to raise rates once more before year-end. This, together with higher market rates, may ease inflationary pressures and spark a bond-market rally.

     As we head toward the new millennium, we believe that there is much to be optimistic about. In the year 2000, the US economy will likely enter its tenth year of expansion, an extraordinary achievement. The financial well being of the nation's states, cities, and municipalities continues to improve, with many reporting record budget surpluses. The jobless rate remains below 5% nationally and consumer confidence remains high. Finally, as one of the few remaining possible ways to shelter income, municipal bond trusts currently offer attractive yields compared to the after-tax yields of many taxable bond investments.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

    The following charts compare a $10,000 hypothetical investment made in each Series of Seligman Municipal Series Trust Class A shares, with and without the initial 4.75% maximum sales charge, and assume that all distributions within the period are invested in additional shares for the 10-year or since-inception (where applicable) periods ended September 30, 1999, to a $10,000 hypothetical investment made in the Lehman Brothers Municipal Bond Index (Lehman Index) for the same periods. The performances of each Series of Seligman Municipal Series Trust Class C and Class D shares are not shown in the charts but are included in the table below each chart. It is important to keep in mind that the Lehman Index does not include any fees or sales charges and does not reflect state-specific bond market performance. The table below each chart also includes relevant portfolio characteristics for each Series.

Seligman California Municipal High-Yield Series

          With Sales Without Sales
             Charge    Charge     Lehman Index
   9/30/89   $9,521   $10,000       $10,000
  12/31/89   $9,809   $10,303       $10,384
   3/31/90   $9,896   $10,394       $10,431
   6/30/90  $10,109   $10,618       $10,675
   9/30/90  $10,051   $10,557       $10,681
  12/31/90  $10,398   $10,921       $11,142
   3/31/91  $10,636   $11,172       $11,393
   6/30/91  $10,866   $11,413       $11,636
   9/30/91  $11,310   $11,879       $12,089
  12/31/91  $11,488   $12,066       $12,495
   3/31/92  $11,652   $12,238       $12,532
   6/30/92  $12,070   $12,677       $13,009
   9/30/92  $12,328   $12,948       $13,353
  12/31/92  $12,583   $13,216       $13,596
   3/31/93  $12,948   $13,600       $14,101
   6/30/93  $13,322   $13,992       $14,562
   9/30/93  $13,642   $14,329       $15,054
  12/31/93  $13,829   $14,525       $15,265
   3/31/94  $13,511   $14,191       $14,427
   6/30/94  $13,587   $14,270       $14,587
   9/30/94  $13,699   $14,388       $14,686
  12/31/94  $13,443   $14,120       $14,475
   3/31/95  $14,314   $15,035       $15,498
   6/30/95  $14,589   $15,323       $15,871
   9/30/95  $14,911   $15,661       $16,329
  12/31/95  $15,400   $16,175       $17,001
   3/31/96  $15,259   $16,026       $16,796
   6/30/96  $15,471   $16,249       $16,925
   9/30/96  $15,878   $16,677       $17,314
  12/31/96  $16,250   $17,068       $17,756
   3/31/97  $16,185   $17,000       $17,715
   6/30/97  $16,738   $17,580       $18,326
   9/30/97  $17,266   $18,135       $18,879
  12/31/97  $17,668   $18,557       $19,391
   3/31/98  $17,904   $18,805       $19,614
   6/30/98  $18,204   $19,120       $19,912
   9/30/98  $18,726   $19,668       $20,524
  12/31/98  $18,759   $19,703       $20,647
   3/31/99  $18,892   $19,842       $20,830
   6/30/99  $18,544   $19,477       $20,462
   9/30/99  $18,198   $19,114       $20,380

The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

Investment Results per Share

TOTAL RETURNS
For Periods Ended September 30, 1999


                                                                                         AVERAGE ANNUAL
                                                                    ---------------------------------------------------------
                                         CLASS C                                                                 CLASS D
                                     SINCE INCEPTION    SIX            ONE           FIVE           10       SINCE INCEPTION
                                        5/27/99*       MONTHS*        YEAR           YEARS         YEARS         2/1/94
                                    ----------------  ---------     ---------      ---------     --------   -----------------
Class A**
With Sales Charge                          n/a         (8.20)%       (7.44)%         4.83%         6.17%           n/a
Without Sales Charge                       n/a         (3.67)        (2.82)          5.85          6.69            n/a
Class C**
With Sales Charge and CDSC               (5.74)%         n/a           n/a            n/a           n/a            n/a
Without Sales Charge and CDSC            (3.79)          n/a           n/a            n/a           n/a            n/a
Class D**
With 1% CDSC                               n/a         (5.04)        (4.47)           n/a           n/a            n/a
Without CDSC                               n/a         (4.10)        (3.54)          4.88           n/a           3.83%
Lehman Index***                          (1.83)++      (2.16)        (0.70)          6.77          7.38           5.02++++


NET ASSET VALUE                                                DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                               For Periods Ended September 30, 1999

                 9/30/99       3/31/99       9/30/98                         DIVIDENDS++      CAPITAL GAIN++    SEC YIELD+++
                --------      --------      --------                         -----------      ---------------   -----------
Class A          $6.28          $6.68        $6.80             Class A         $0.312             $0.024           4.71%
Class C           6.29            n/a          n/a             Class C          0.088                 --           3.99
Class D           6.29           6.69         6.80             Class D          0.253              0.024           4.03
HOLDINGS BY MARKET SECTOR0                                     MOODY'S/S&P RATINGS0
Revenue Bonds                                   95%            Aaa/AAA             17%
General Obligation Bonds00                       5             Aa/AA               16
                                                               A/A                 52
                                                               Baa/BBB             15

WEIGHTED AVERAGE MATURITY                     24.9 years

-----------------
See footnotes on page 7.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

Seligman California Municipal Quality Series

          With Sales Without Sales
             Charge    Charge     Lehman Index
   9/30/89   $9,529   $10,000        $10,000
  12/31/89   $9,870   $10,358        $10,384
   3/31/90   $9,858   $10,346        $10,431
   6/30/90  $10,108   $10,607        $10,675
   9/30/90   $9,931   $10,422        $10,681
  12/31/90  $10,518   $11,038        $11,142
   3/31/91  $10,695   $11,224        $11,393
   6/30/91  $10,898   $11,437        $11,636
   9/30/91  $11,356   $11,918        $12,089
  12/31/91  $11,698   $12,277        $12,495
   3/31/92  $11,680   $12,257        $12,532
   6/30/92  $12,194   $12,797        $13,009
   9/30/92  $12,442   $13,057        $13,353
  12/31/92  $12,691   $13,319        $13,596
   3/31/93  $13,296   $13,953        $14,101
   6/30/93  $13,702   $14,380        $14,562
   9/30/93  $14,174   $14,875        $15,054
  12/31/93  $14,291   $14,998        $15,265
   3/31/94  $13,344   $14,004        $14,427
   6/30/94  $13,365   $14,026        $14,587
   9/30/94  $13,400   $14,063        $14,686
  12/31/94  $13,105   $13,753        $14,475
   3/31/95  $14,281   $14,987        $15,498
   6/30/95  $14,467   $15,183        $15,871
   9/30/95  $14,853   $15,588        $16,329
  12/31/95  $15,699   $16,475        $17,001
   3/31/96  $15,368   $16,129        $16,796
   6/30/96  $15,525   $16,293        $16,925
   9/30/96  $15,894   $16,680        $17,314
  12/31/96  $16,313   $17,120        $17,756
   3/31/97  $16,203   $17,004        $17,715
   6/30/97  $16,752   $17,580        $18,326
   9/30/97  $17,304   $18,160        $18,879
  12/31/97  $17,748   $18,626        $19,391
   3/31/98  $17,907   $18,793        $19,614
   6/30/98  $18,200   $19,100        $19,912
   9/30/98  $18,804   $19,735        $20,524
  12/31/98  $18,859   $19,792        $20,647
   3/31/99  $18,958   $19,895        $20,830
   6/30/99  $18,479   $19,392        $20,462
   9/30/99  $18,113   $19,008        $20,380

The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

Investment Results per Share
TOTAL RETURNS
For Periods Ended September 30, 1999

                                                                                         AVERAGE ANNUAL
                                                                    ---------------------------------------------------------
                                           CLASS C                                                                 CLASS D
                                       SINCE INCEPTION    SIX            ONE           FIVE           10       SINCE INCEPTION
                                          5/27/99*       MONTHS*        YEAR           YEARS         YEARS         2/1/94
                                      ----------------  ---------     ---------      ---------     --------   -----------------
Class A**
With Sales Charge                            n/a         (8.96)%       (8.26)%        5.18%         6.12%           n/a
Without Sales Charge                         n/a         (4.46)        (3.68)         6.21          6.63            n/a
Class C**
With Sales Charge and CDSC                 (5.96)%         n/a           n/a           n/a           n/a            n/a
Without Sales Charge and CDSC              (4.04)          n/a           n/a           n/a           n/a            n/a
Class D**
With 1% CDSC                                 n/a         (5.85)        (5.47)          n/a           n/a            n/a
Without CDSC                                 n/a         (4.91)        (4.58)         5.21           n/a           3.06%
Lehman Index***                            (1.83)++      (2.16)        (0.70)         6.77          7.38           5.02++++

NET ASSET VALUE                                                DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                               FOR PERIODS ENDED SEPTEMBER 30, 1999

              9/30/99        3/31/99       9/30/98                          DIVIDENDS++      CAPITAL GAIN++    SEC YIELD+++
              -------       --------      --------                          -----------      ---------------   -----------
Class A        $6.42          $6.88        $7.21             Class A         $0.311             $0.230          4.47%
Class C         6.40            n/a          n/a             Class C          0.086                 --          3.76
Class D         6.40           6.86         7.19             Class D          0.249              0.230          3.79
HOLDINGS BY MARKET SECTOR0                                   MOODY'S/S&P RATINGS0
Revenue Bonds                                 85%            Aaa/AAA             76%
General Obligation Bonds00                    15             Aa/AA               18
                                                             A/A                  6
WEIGHTED AVERAGE MATURITY                     22.9 years

----------------
See footnotes on page 7.
                                       5

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

Seligman Florida Municipal Series

          With Sales Without Sales
             Charge    Charge     Lehman Index
   9/30/89   $9,523   $10,000        $10,000
  12/31/89   $9,924   $10,421        $10,384
   3/31/90   $9,902   $10,398        $10,431
   6/30/90  $10,161   $10,670        $10,675
   9/30/90  $10,021   $10,523        $10,681
  12/31/90  $10,565   $11,094        $11,142
   3/31/91  $10,765   $11,304        $11,393
   6/30/91  $10,986   $11,537        $11,636
   9/30/91  $11,364   $11,933        $12,089
  12/31/91  $11,686   $12,271        $12,495
   3/31/92  $11,715   $12,301        $12,532
   6/30/92  $12,177   $12,787        $13,009
   9/30/92  $12,415   $13,037        $13,353
  12/31/92  $12,746   $13,385        $13,596
   3/31/93  $13,221   $13,883        $14,101
   6/30/93  $13,794   $14,484        $14,562
   9/30/93  $14,303   $15,019        $15,054
  12/31/93  $14,470   $15,194        $15,265
   3/31/94  $13,603   $14,284        $14,427
   6/30/94  $13,710   $14,396        $14,587
   9/30/94  $13,732   $14,420        $14,686
  12/31/94  $13,671   $14,356        $14,475
   3/31/95  $14,628   $15,361        $15,498
   6/30/95  $14,859   $15,603        $15,871
   9/30/95  $15,226   $15,988        $16,329
  12/31/95  $15,951   $16,749        $17,001
   3/31/96  $15,591   $16,372        $16,796
   6/30/96  $15,707   $16,493        $16,925
   9/30/96  $16,070   $16,874        $17,314
  12/31/96  $16,392   $17,212        $17,756
   3/31/97  $16,171   $16,981        $17,715
   6/30/97  $16,807   $17,649        $18,326
   9/30/97  $17,357   $18,226        $18,879
  12/31/97  $17,921   $18,818        $19,391
   3/31/98  $18,094   $19,000        $19,614
   6/30/98  $18,369   $19,289        $19,912
   9/30/98  $18,947   $19,896        $20,524
  12/31/98  $18,937   $19,885        $20,647
   3/31/99  $19,090   $20,046        $20,830
   6/30/99  $18,717   $19,654        $20,462
   9/30/99  $18,298   $19,215        $20,380

The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

Investment Results per Share
TOTAL RETURNS
For Periods Ended September 30, 1999

                                                                                       AVERAGE ANNUAL
                                                                    ---------------------------------------------------------
                                           CLASS C                                                                 CLASS D
                                       SINCE INCEPTION    SIX            ONE           FIVE           10       SINCE INCEPTION
                                          5/27/99*       MONTHS*        YEAR           YEARS         YEARS         2/1/94
                                      ----------------  ---------     ---------      ---------     --------   -----------------
Class A**
With Sales Charge                            n/a         (8.65)%       (7.98)%        4.87%         6.23%           n/a
Without Sales Charge                         n/a         (4.15)        (3.42)         5.91          6.75            n/a
Class C**
With Sales Charge and CDSC                 (5.87)%         n/a           n/a           n/a           n/a            n/a
Without Sales Charge and CDSC              (3.96)          n/a           n/a           n/a           n/a            n/a
Class D**
With 1% CDSC                                 n/a         (5.43)        (4.93)          n/a           n/a            n/a
Without CDSC                                 n/a         (4.49)        (4.01)         5.14           n/a           3.26%
Lehman Index***                            (1.83)++      (2.16)        (0.70)         6.77          7.38           5.02++++

NET ASSET VALUE                                                DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                               FOR PERIODS ENDED SEPTEMBER 30, 1999

              9/30/99        3/31/99       9/30/98                          DIVIDENDS++      CAPITAL GAIN++    SEC YIELD+++
              --------      --------      --------                         -----------      ---------------   -----------
Class A         $7.41          $7.91        $8.07             Class A         $0.343             $0.051          4.49%
Class C          7.43            n/a          n/a             Class C          0.100                 --          3.92
Class D          7.43           7.93         8.08             Class D          0.284              0.051          3.96
HOLDINGS BY MARKET SECTOR0                                    MOODY'S/S&P RATINGS0
Revenue Bonds                                  88%            Aaa/AAA             67%
General Obligation Bonds00                     12             Aa/AA               23
                                                              A/A                 10
WEIGHTED AVERAGE MATURITY                      24.2 years

----------------
See footnotes on page 7.
                                       6

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

Seligman North Carolina Municipal Series

          With Sales Without Sales
             Charge    Charge     Lehman Index
   8/27/90   $9,520   $10,000        $10,000
   9/30/90   $9,387    $9,860        $10,006
  12/31/90   $9,784   $10,277        $10,437
   3/31/91   $9,982   $10,485        $10,673
   6/30/91  $10,083   $10,591        $10,900
   9/30/91  $10,510   $11,040        $11,325
  12/31/91  $10,824   $11,370        $11,705
   3/31/92  $10,779   $11,323        $11,740
   6/30/92  $11,212   $11,777        $12,186
   9/30/92  $11,479   $12,058        $12,509
  12/31/92  $11,706   $12,297        $12,737
   3/31/93  $12,197   $12,812        $13,209
   6/30/93  $12,631   $13,268        $13,641
   9/30/93  $13,139   $13,801        $14,102
  12/31/93  $13,226   $13,893        $14,300
   3/31/94  $12,335   $12,957        $13,515
   6/30/94  $12,372   $12,996        $13,665
   9/30/94  $12,377   $13,001        $13,758
  12/31/94  $12,254   $12,872        $13,560
   3/31/95  $13,323   $13,994        $14,518
   6/30/95  $13,563   $14,247        $14,868
   9/30/95  $13,852   $14,551        $15,296
  12/31/95  $14,651   $15,390        $15,927
   3/31/96  $14,255   $14,973        $15,734
   6/30/96  $14,394   $15,120        $15,855
   9/30/96  $14,738   $15,481        $16,220
  12/31/96  $15,049   $15,807        $16,633
   3/31/97  $14,993   $15,749        $16,595
   6/30/97  $15,483   $16,264        $17,168
   9/30/97  $15,918   $16,720        $17,686
  12/31/97  $16,365   $17,190        $18,165
   3/31/98  $16,504   $17,336        $18,374
   6/30/98  $16,792   $17,638        $18,653
   9/30/98  $17,287   $18,158        $19,226
  12/31/98  $17,317   $18,190        $19,342
   3/31/99  $17,415   $18,293        $19,514
   6/30/99  $17,084   $17,946        $19,168
   9/30/99  $16,757   $17,602        $19,092

The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

Investment Results per Share
TOTAL RETURNS
For Periods Ended September 30, 1999


                                                                                      AVERAGE ANNUAL
                                                                      --------------------------------------------------------
                                           CLASS C                                                 CLASS A         CLASS D
                                       SINCE INCEPTION    SIX            ONE           FIVE    SINCE INCEPTION SINCE INCEPTION
                                          5/27/99*       MONTHS*        YEAR           YEARS       8/27/90         2/1/94
                                      ----------------  ---------     ---------      -----------------------------------------
Class A**
With Sales Charge                            n/a         (8.32)%       (7.63)%        5.23%         5.84%           n/a
Without Sales Charge                         n/a         (3.78)        (3.07)         6.25          6.41            n/a
Class C**
With Sales Charge and CDSC                 (5.52)%         n/a           n/a           n/a           n/a            n/a
Without Sales Charge and CDSC              (3.62)          n/a           n/a           n/a           n/a            n/a
Class D**
With 1% CDSC                                 n/a         (4.97)        (4.71)          n/a           n/a            n/a
Without CDSC                                 n/a         (4.03)        (3.79)         5.47           n/a           3.25%
Lehman Index***                            (1.83)++      (2.16)        (0.70)         6.77          7.37+          5.02++++


NET ASSET VALUE                                                DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                               FOR PERIODS ENDED SEPTEMBER 30, 1999

               9/30/99        3/31/99       9/30/98                          DIVIDENDS++      CAPITAL GAIN++    SEC YIELD+++
               --------      --------      --------                         -----------      ---------------   -----------
Class A         $7.59          $8.07        $8.30             Class A         $0.350             $0.117          4.26%
Class C          7.59            n/a          n/a             Class C          0.102                 --          3.68
Class D          7.59           8.06         8.30             Class D          0.290              0.117          3.72
HOLDINGS BY MARKET SECTOR0                                     MOODY'S/S&P RATINGS0
Revenue Bonds                                  77%             Aaa/AAA            46%
General Obligation Bonds00                     23              Aa/AA              35
                                                               A/A                19

WEIGHTED AVERAGE MATURITY                      19.0 years

----------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price and assume all distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% contingent deferred sales charge ("CDSC") that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. No adjustment was made to the performance of Class A shares for periods prior to commencement dates December 27, 1990, in the case of the Florida Series, and January 1, 1993, in the case of the California High-Yield and California Quality Series, for the annual Administration, Shareholder Services and Distribution Plan fee of up to 0.25% of average daily net assets for each Series. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. A portion of each Series' income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. Past performance is not indicative of future investment results.
 *** The Lehman Index is an unmanaged index that does not include any fees or sales charges. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.
  ++ From 5/31/99.
++++ From 1/31/94.
   + From 8/31/90.
  ++ Represents per share amount declared for the year ended September 30, 1999
     (for Class C shares, for the period May 27, 1999 to September 30, 1999). +++ Current yield, representing the annualized yield for the 30-day period ended September 30, 1999, has been computed in accordance with SEC regulations and will vary.
   0 Percentages based on current market values of long-term holdings at
     September 30, 1999.
  00 Includes pre-refunded and escrowed-to-maturity securities.

Portfolios of Investments
September 30, 1999

CALIFORNIA HIGH-YIELD SERIES


     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
  ----------                                  ---------------------                           ----------------- -------------
  $2,500,000  Alameda, CA Certificates of Participation (City Hall Seismic
                Upgrade Project), 6.20% due 5/1/2025....................................              NR/A       $ 2,548,175
   1,000,000  California Department of Veterans Affairs Rev. (Home Purchase),
                5 1/2% due 12/1/2018*...................................................             Aa3/AA-         955,460
   2,190,000  California Department of Water Resources Water System Rev.
                (Central Valley Project), 6% due 12/1/2020..............................             Aa2/AA        2,243,611
     500,000  California Educational Facilities Authority Rev. (Los Angeles College
                of Chiropractic Medicine), 5.60% due 11/1/2017..........................             Baa2/NR         482,890
   2,500,000  California Educational Facilities Authority Rev. (Loyola Marymount
                University), 5 3/4% due 10/1/2024.......................................              A2/NR        2,490,150
   3,000,000  California Educational Facilities Authority Rev. (Pepperdine University),
                5% due 11/1/2029........................................................              A1/NR        2,644,710
   2,500,000  California Health Facilities Financing Authority Rev. (Cedars-Sinai
                Medical Center), 5 1/4% due 8/1/2027....................................             Aaa/AAA       2,314,225
   2,500,000  California Health Facilities Financing Authority Rev. (Kaiser Permanente),
                5.40% due 5/1/2028......................................................               A3/A        2,286,450
   1,500,000  California Housing Finance Agency Home Mortgage Rev.,
                6 3/8% due 8/1/2027*....................................................             Aa2/AA-       1,533,870
   2,500,000  California Housing Finance Agency (Single Family Mortgage),
                5.40% due 8/1/2028*.....................................................             Aaa/AAA       2,324,275
   3,500,000  California Housing Finance Agency (Multi-family Housing Rev.),
                5 3/8% due  2/1/2036*...................................................             Aa3/AA-       3,168,165
   2,500,000  California Pollution Control Financing Authority Rev. (San Diego
                Gas & Electric Co.), 5.85% due 6/1/2021*................................             Aa3/AA-       2,426,625
   1,750,000  California Pollution Control Financing Authority Rev. (Pacific Gas &
                Electric Co.), 5 7/8% due 6/1/2023*.....................................              A1/AA-       1,748,723
   1,000,000  California Pollution Control Financing Authority Rev. (Pacific Gas &
                Electric Co.), 5.85% due 12/1/2023*.....................................              A1/AA-       1,001,960
   3,500,000  California Statewide Certificates of Participation (Children's Hospital
                of Los Angeles), 5 1/4% due 8/15/2029...................................              A1/A+        3,141,495
   2,500,000  Cupertino, CA Certificates of Participation (Capital Improvement Projects),
                5 3/4% due 1/1/2016.....................................................              A1/A+        2,503,100
   3,000,000  Foothill/Eastern Transportation Corridor Agency, CA Toll Road Rev.,
                5 3/4% due 1/15/2040....................................................             Baa3/BBB-     2,851,440
   3,500,000  Los Angeles, CA Department of Water & Power Electric Plant Rev.,
                5 1/2% due 6/15/2029....................................................             Aaa/AAA       3,395,105
   3,000,000  Modesto, CA Irrigation District Certificates of Participation,
                5.30% due 7/1/2022......................................................              A2/A+        2,779,410


----------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

Portfolios of Investments
September 30, 1999

CALIFORNIA HIGH-YIELD SERIES (continued)


     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
  ----------                                  ---------------------                           ----------------- -------------
  $  645,000  Petaluma, CA Community Development Commission Tax Allocation Bonds
                (Central Business District), 9.30% due 5/15/2010........................            Baa1/NR      $   647,580
   2,010,000  Pleasanton, CA Joint Powers Financing Authority Reassessment Rev.,
                6.15% due 9/2/2012......................................................            Baa1/NR        2,079,265
   4,000,000  Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2036..            Baa1/A         3,818,000
   2,500,000  Sacramento, CA Municipal Utility District Electric Rev.,
                5 1/4% due 7/1/2028.....................................................             A2/A          2,282,525
   3,000,000  San Bernardino, CA Joint Powers Financing Authority (California Dept. of
                Transportation Lease), 5 1/2% due 12/1/2020.............................             A1/A          2,869,710
   3,000,000  San Joaquin Hills, CA Transportation Corridor Agency Rev. (Orange County
                Senior Lien Toll Road), 6 3/4% due 1/1/20320............................            Aaa/AAA        3,294,060
   2,500,000  Santa Barbara, CA Certificates of Participation, 5.70% due 3/1/2011.......             A1/A+         2,564,625
   1,000,000  Southern California Public Power Authority Power Project Rev.
                (Multiple Projects), 6% due 7/1/2018....................................             A2/A          1,002,220
     645,000  Stanislaus, CA Waste-to-Energy Financing Agency Solid Waste Facility Rev.
                (Ogden Martin System of Stanislaus, Inc. Project), 7 1/2% due 1/1/2005..             NR/A-           660,409
   1,160,000  Stanislaus, CA Waste-to-Energy Financing Agency Solid Waste Facility Rev.
                (Ogden Martin System of Stanislaus, Inc. Project), 7 5/8% due 1/1/2010..             NR/A-         1,188,431
   2,000,000  Washington Township, CA Hospital District Hospital Healthcare System Rev.,
                5 1/4% due 7/1/2029.....................................................             A2/NR         1,777,720
                                                                                                                 -----------
TOTAL MUNICIPAL BONDS (Cost $66,395,041)--97.8%.............................................................      65,024,384
VARIABLE RATE DEMAND NOTES (Cost $300,000)--0.4%............................................................         300,000
OTHER ASSETS LESS LIABILITIES--1.8%.........................................................................       1,181,859
                                                                                                                 -----------
NET ASSETS--100.0%..........................................................................................     $66,506,243
                                                                                                                 ===========


CALIFORNIA QUALITY SERIES


     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
  ----------                                  ---------------------                           ----------------- -------------
  $3,000,000  California Department of Water Resources Water System Rev.
                (Central Valley Project), 6.10% due 12/1/20290..........................           Aaa/AA        $ 3,305,100
   3,440,000  California Educational Facilities Authority Rev. (Pomona College),
                6% due 2/15/2017........................................................           Aaa/AAA         3,559,816
   2,000,000  California Educational Facilities Authority Rev. (Stanford University),
                5.35% due 6/1/2027......................................................           Aaa/AAA         1,907,760
   4,000,000  California Educational Facilities Authority Rev. (University of San Diego),
                5% due 10/1/2028........................................................           Aaa/NR          3,563,600


--------------
+ Ratings have not been audited by Deloitte & Touche LLP.
0 Pre-refunded security.
See Notes to Financial Statements.

Portfolios of Investments
September 30, 1999

CALIFORNIA QUALITY SERIES (continued)


     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
  ----------                                  ---------------------                           ----------------- -------------
  $4,000,000  California Educational Facilities Authority Rev. (University of Southern
                California), 5% due 10/1/2028...........................................           Aa2/AA        $ 3,548,240
   3,000,000  California Health Facilities Financing Authority Rev. (Kaiser Permanente),
                6 1/2% due 12/1/20200...................................................            A3/A           3,154,920
     360,000  California Housing Finance Agency (Housing Revenue Insured Bonds),
                8 5/8% due 8/1/2015.....................................................           Aaa/AAA           367,160
   2,730,000  California Housing Finance Agency Home Mortgage Rev.,
                6 3/4% due 2/1/2025*....................................................           Aa2/AA-         2,807,750
   4,000,000  California Pollution Control Financing Authority Rev. (Mobil Oil Corporation
                Project), 5 1/2% due 12/1/2029*.........................................           Aa2/AA          3,796,920
     890,000  California Public Capital Improvements Financing Authority
                (Pooled Projects), 8.10% due 3/1/2018...................................           Aaa/AAA           906,287
   4,000,000  California State GOs, 5% due 10/1/2023....................................           Aa3/AA-         3,597,680
   2,500,000  California Statewide Communities Development Authority Certificates of
                Participation (Citrus Valley Health Partners, Inc.), 5 1/8% due 4/1/2023           Aaa/AAA         2,296,950
   3,000,000  California Statewide Communities Development Authority Certificates of
                Participation (The Trustees of the J. Paul Getty Trust), 5% due 10/1/2023          Aaa/AAA         2,676,870
   4,000,000  Contra Costa, CA Water District Rev., 5% due 10/1/2024....................           Aaa/AAA         3,585,200
   3,500,000  East Bay, CA Municipal Utility District Water System Rev., 5% due 6/1/2026           Aaa/AAA         3,130,750
   2,500,000  Eastern Municipal Water District Riverside County, CA Water and Sewer Rev.,
                6 3/4% due 7/1/2012.....................................................           Aaa/AAA         2,880,475
   3,000,000  Fresno, CA Sewer System Rev., 5 1/4% due 9/1/2019.........................           Aaa/AAA         2,874,750
   4,000,000  Los Angeles, CA Department of Water & Power Electric Plant Rev.,
                5 1/2% due 6/15/2029....................................................           Aaa/AAA         3,880,120
   2,000,000  Marin, CA Municipal Water District Water Rev., 5.65% due 7/1/2023.........            A1/AA          1,968,980
   2,000,000  Metropolitan Water District of Southern California Waterworks GOs,
                4 3/4% due 3/1/2037.....................................................           Aaa/AAA         1,656,920
   4,500,000  Orange County, CA Local Transportation Authority (Measure M Sales
                Tax Rev.), 6% due 2/15/2009.............................................           Aaa/AAA         4,889,385
   2,500,000  Rancho, CA Water District Financing Authority Rev., 5.90% due 11/1/2015...           Aaa/AAA         2,579,575
   4,000,000  Regents of the University of California Rev. (Multiple Purpose Projects),
                5 3/8% due 9/1/2024.....................................................           Aaa/AAA         3,838,200
   4,300,000  San Diego, CA Public Facilities Financing Authority Sewer Rev.,
                5% due 5/15/2029........................................................           Aaa/AAA         3,826,699
   4,250,000  San Francisco Bay Area Rapid Transit District, CA (Sales Tax Rev.),
                5% due 7/1/2028.........................................................           Aaa/AAA         3,787,515


----------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
0 Pre-refunded security.

See Notes to Financial Statements.

Portfolios of Investments
September 30, 1999

CALIFORNIA QUALITY SERIES (continued)


     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
  ----------                                  ---------------------                           ----------------- -------------
  $3,000,000  San Francisco, CA City and County Airports Commission Rev.
                (International Airport), 6.60% due 5/1/2024*............................           Aaa/AAA       $ 3,214,110
                                                                                                                 -----------
TOTAL MUNICIPAL BONDS (Cost $79,057,826)--98.1%...........................................................        77,601,732
VARIABLE RATE DEMAND NOTES (Cost $100,000)--0.1%..........................................................           100,000
OTHER ASSETS LESS LIABILITIES--1.8%.......................................................................         1,387,292
                                                                                                                 -----------
NET ASSETS--100.0%........................................................................................       $79,089,024
                                                                                                                 ===========


FLORIDA SERIES


     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
  ----------                                  ---------------------                           ----------------- -------------
  $2,000,000  Broward County, FL Airport System Rev., 5% due 10/1/2023..................           Aaa/AAA       $ 1,765,800
   1,000,000  Broward County, FL Water & Sewer Utility Rev., 5% due 10/1/2018...........           Aaa/AAA           908,610
   1,000,000  Dade County, FL Aviation Rev., 6 1/8% due 10/1/2020*......................           Aaa/AAA         1,023,680
   2,000,000  Dade County, FL Public Improvement GOs, 5 3/4% due 10/1/2016..............           Aaa/AAA         2,020,980
   2,000,000  Dade County, FL Water & Sewer System Rev., 5 3/4% due 10/1/2022...........           Aaa/AAA         2,000,000
     945,000  Florida Housing Finance Agency Rev. (General Mortgage),
                6.35% due 6/1/2014......................................................           NR/AAA            981,723
     705,000  Florida Housing Finance Agency Rev. (Single Family Mortgage),
                6.55% due 7/1/2014*.....................................................           Aaa/AAA           728,286
   1,860,000  Florida Housing Finance Agency Rev. (Homeowner Mortgage),
                6.20% due 7/1/2027*.....................................................           Aa3/AA          1,886,133
   2,500,000  Florida Ports Financing Commission Rev. (State Transportation Trust Fund),
                5 3/8% due 6/1/2027*....................................................           Aaa/AAA         2,344,450
   2,500,000  Florida State Turnpike Authority Rev., 5 5/8% due 7/1/2025................           Aaa/AAA         2,464,625
   2,000,000  Greater Orlando Aviation Authority, FL Airport Facilities Rev.,
                5 1/4% due 10/1/2023*...................................................           Aaa/AAA         1,839,020
   2,500,000  Hillsborough County, FL Aviation Authority Rev. (Tampa International
                Airport), 5 3/8% due 10/1/2023*.........................................           Aaa/AAA         2,354,000
   2,000,000  Jacksonville Electric Authority, FL Rev. (Electric System),
                5.10% due 10/1/2032.....................................................           Aa2/AA          1,763,360
   2,000,000  Jacksonville Electric Authority, FL Rev. (Water & Sewer System),
                5 5/8% due 10/1/2037....................................................           Aa3/AA-         1,922,840
   2,000,000  Jacksonville, FL Sewage & Solid Waste Disposal Facilities Rev.
                (Anheuser-Busch Project), 5 7/8% due 2/1/2036*..........................            A1/A+          1,960,100
   2,000,000  Jacksonville Health Facilities Authority, FL Hospital Rev. (Charity Obligated
                Group--Baptist/St. Vincent's Health System Inc.), 5 1/4% due 8/15/2027..           Aa2/AA+         1,807,960
   1,000,000  Lee County, FL Transportation Facilities Rev., 6% due 10/1/2015...........           Aaa/AAA         1,032,670

---------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

Portfolios of Investments
September 30, 1999

FLORIDA SERIES (continued)


     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
  ----------                                  ---------------------                           ----------------- -------------
  $2,000,000  Marion County, FL Hospital District Health System Rev. (Munroe
                Regional Health System), 5 5/8% due 10/1/2024...........................            A2/NR        $ 1,876,500
   1,000,000  Osceola County, FL Transportation Rev. (Osceola Parkway Project),
                6.10% due 4/1/2017......................................................           Aaa/AAA         1,044,600
   1,200,000  Palm Beach County, FL Criminal Justice Facilities Rev., 7 1/4% due 6/1/20110         Aaa/AAA         1,251,552
   2,000,000  Polk County, FL Industrial Development Authority Solid Waste Disposal
                Facilities Rev. (Tampa Electric Company Project), 5.85% due 12/1/2030*..           Aa2/A1+         1,982,800
   2,000,000  Reedy Creek Improvement District, FL Utilities Rev., 5 1/8% due 10/1/2019.           Aaa/AAA         1,837,420
   1,750,000  Tampa Bay, FL Regional Water Supply Utility System Authority Rev.,
                5 3/4% due 10/1/2029....................................................           Aaa/AAA         1,740,095
   1,250,000  Volusia County, FL Educational Facilities Authority Rev. (Embry-Riddle
                Aeronautical University Project), 6 5/8% due 10/15/20220................           NR/AAA          1,355,612
                                                                                                                 -----------
TOTAL MUNICIPAL BONDS (Cost $40,318,791)--100.5%..........................................................        39,892,816
VARIABLE RATE DEMAND NOTES (Cost $500,000)--1.2%..........................................................           500,000
OTHER ASSETS LESS LIABILITIES--(1.7)%.....................................................................          (690,542)
                                                                                                                 -----------
NET ASSETS--100.0%........................................................................................       $39,702,274
                                                                                                                 ===========

NORTH CAROLINA SERIES


     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
  ----------                                  ---------------------                           ----------------- -------------
  $1,250,000  Appalachian State University, NC Housing & Student Center System Rev.,
                5 5/8% due 7/15/2015....................................................           Aaa/AAA       $ 1,254,475
   1,250,000  Asheville, NC Water System Rev., 5.70% due 8/1/2025.......................           Aaa/AAA         1,246,538
   2,000,000  Charlotte-Mecklenberg Hospital Authority, NC Health Care System Rev.,
                5 3/4% due 1/15/2021....................................................           Aa3/AA          1,958,940
   1,000,000  Charlotte, NC Certificates of Participation (Charlotte-Mecklenburg Law
                Enforcement Center Project), 5 3/8% due 6/1/2013........................           Aa1/AA            992,760
   2,000,000  Charlotte, NC Water & Sewer GOs, 5.90% due 2/1/20170......................           Aaa/AAA         2,145,140
   1,000,000  Concord, NC Utilities System Rev., 5% due 12/1/2022.......................           Aaa/AAA           893,980
   1,500,000  Fayetteville, NC Public Works Commission Rev., 5 1/8% due 3/1/2024........           Aaa/AAA         1,366,755
   2,500,000  Martin County Industrial Facilities and Pollution Control Financing
                Authority, NC Solid Waste Disposal Rev. (Weyerhaeuser Company
                Project), 6% due 11/1/2025*.............................................            A2/A           2,456,200
     600,000  North Carolina Housing Finance Agency Rev. (Multi-Family),
                5.80% due 7/1/2014......................................................           Aa2/AA            606,150
   1,370,000  North Carolina Housing Finance Agency Rev. (Single Family),
                6 1/2% due 3/1/2018.....................................................           Aa2/AA          1,417,745


---------------
+ Ratings have not been audited by Deloitte & Touche LLP.
0 Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

Portfolios of Investments
September 30, 1999

NORTH CAROLINA SERIES (continued)


     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
  ----------                                  ---------------------                           ----------------- -------------
  $1,000,000  North Carolina Medical Care Commission Hospital Rev. (Presbyterian
                Health Services Corp. Project), 6% due 10/1/20240.......................           Aa3/AA        $ 1,064,570
   1,500,000  North Carolina Medical Care Commission Hospital Rev. (First Health
                of the Carolinas Project), 5% due 10/1/2028.............................           Aa3/AA-         1,289,520
   1,500,000  North Carolina Medical Care Commission Hospital Rev. (Gaston Health
                Care), 5% due 2/15/2029.................................................            A1/A+          1,273,905
   1,500,000  North Carolina Municipal Power Agency No. 1 Catawba Electric Rev.,
                5 3/4% due 1/1/2015.....................................................           Aaa/AAA         1,503,810
   3,000,000  North Carolina Municipal Power Agency No. 1 Catawba Electric Rev.,
                5% due 1/1/2020++.......................................................           Aaa/AAA         2,759,490
   1,000,000  Orange, NC Water & Sewer Authority Rev., 5.20% due 7/1/2016...............           Aa2/AA            945,370
   1,500,000  University of North Carolina Charlotte Rev. (Student Activity Center),
                5 1/2% due 6/1/2021.....................................................           Aaa/AAA         1,464,630
     500,000  University of North Carolina Hospitals at Chapel Hill Rev.,
                6 3/8% due 2/15/20170...................................................           Aa3/AA            532,605
     500,000  University of North Carolina Hospitals at Chapel Hill Rev.,
                5% due 2/15/2024........................................................           Aaa/AAA           443,950
   1,000,000  University of North Carolina Hospitals at Chapel Hill Rev.,
                5 1/4% due 2/15/2026....................................................           Aa3/AA            906,110
   1,550,000  Wake County Industrial Facilities & Pollution Control Financing Authority,
                NC (Carolina Power & Light), 6.90% due 4/1/2009.........................            A2/A1          1,600,607
                                                                                                                 -----------
TOTAL MUNICIPAL BONDS (Cost $28,288,397)--97.3%...........................................................        28,123,250
VARIABLE RATE DEMAND NOTES (Cost $300,000)--1.0%..........................................................           300,000
OTHER ASSETS LESS LIABILITIES--1.7%.......................................................................           493,712
                                                                                                                 -----------
NET ASSETS-- 100.0%.......................................................................................       $28,916,962
                                                                                                                 ===========


--------------
+  Ratings have not been audited by Deloitte & Touche LLP.
++ Escrowed-to-maturity security.
0  Pre-refunded security.
See Notes to Financial Statements.

Statements of Assets and Liabilities
September 30, 1999


                                                  CALIFORNIA          CALIFORNIA                                 NORTH
                                                  HIGH-YIELD            QUALITY              FLORIDA           CAROLINA
                                                    SERIES              SERIES               SERIES             SERIES
                                                --------------      --------------       --------------     --------------
ASSETS:
Investments, at value
   (See Portfolios of Investments):
   Long-term holdings......................       $65,024,384         $77,601,732          $39,892,816        $28,123,250
   Short-term holdings.....................           300,000             100,000              500,000            300,000
                                              ---------------      ---------------    ----------------    ---------------
                                                   65,324,384          77,701,732           40,392,816         28,423,250
Cash ......................................            71,689              84,662               68,713            148,505
Interest receivable........................         1,073,226           1,462,922              898,007            434,942
Receivable for Shares of Beneficial
   Interest sold...........................           268,270              65,824              202,783                480
Expenses prepaid to shareholder
   service agent...........................             7,939               9,829                4,914              4,158
Other......................................             6,158               6,839                5,711              6,199
                                              ---------------      ---------------    ----------------    ---------------
Total Assets...............................        66,751,666          79,331,808           41,572,944         29,017,534
                                              ===============      ===============    ================    ===============
LIABILITIES:
Dividends payable..........................            97,465             113,763               54,744             40,014
Payable for Shares of Beneficial Interest
   repurchased.............................            45,844              14,893                  170                 --
Payable for securities purchased...........                --                  --            1,742,510                --
Accrued expenses and other.................           102,114             114,128               73,246             60,558
                                              ---------------      ---------------    ----------------    ---------------
Total Liabilities .........................           245,423             242,784            1,870,670            100,572
                                              ---------------      ---------------    ----------------    ---------------
Net Assets.................................       $66,506,243         $79,089,024          $39,702,274        $28,916,962
                                              ===============      ===============    ================    ===============
COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par:
   Class A.................................       $     9,205         $    11,649          $     5,072        $     3,586
   Class C.................................               166                   2                   34                  1
   Class D.................................             1,218                 669                  248                222
Additional paid-in capital.................        67,087,924          79,948,659           39,895,503         28,831,283
Undistributed net realized gain............           778,387             584,139              227,392            247,017
Net unrealized depreciation
   of investments..........................        (1,370,657)         (1,456,094)            (425,975)          (165,147)
                                              ---------------      ---------------    ----------------    ---------------
Net Assets.................................       $66,506,243         $79,089,024          $39,702,274        $28,916,962
                                              ===============      ===============    ================    ===============
NET ASSETS:
   Class A.................................       $57,806,975         $74,793,186          $37,605,866        $27,224,340
   Class C.................................       $ 1,041,062         $     9,538           $  253,579        $    10,180
   Class D.................................       $ 7,658,206         $ 4,286,300           $1,842,829        $ 1,682,442

SHARES OF BENEFICIAL INTEREST OUTSTANDING (Unlimited shares authorized; $0.001 par value):
   Class A.................................         9,205,204          11,649,366            5,072,047          3,585,733
   Class C  ...............................           165,621               1,490               34,134              1,341
   Class D  ...............................         1,218,263             669,391              248,053            221,717

NET ASSET VALUE PER SHARE:
Class A....................................             $6.28               $6.42                $7.41              $7.59
Class C....................................             $6.29               $6.40                $7.43              $7.59
Class D....................................             $6.29               $6.40                $7.43              $7.59


-------------------
See Notes to Financial Statements.

Statements of Operations
For the Year Ended September 30, 1999


                                                   CALIFORNIA          CALIFORNIA                                NORTH
                                                   HIGH-YIELD            QUALITY              FLORIDA          CAROLINA
                                                     SERIES              SERIES               SERIES            SERIES
                                                --------------      --------------      --------------       ------------
INVESTMENT INCOME:
Interest .....................................    $ 3,760,581          $ 4,662,484         $ 2,410,303        $ 1,753,890
                                               ---------------     ---------------     ---------------     --------------
EXPENSES:
Management fees...............................        338,183              433,279             222,815            161,355
Distribution and service fees.................        139,123              129,616             128,502             94,006
Shareholder account services..................         84,384              106,096              59,292             45,575
Auditing and legal fees.......................         31,744               38,302              28,825             21,377
Custody and related services..................         14,747                8,182               9,328              8,820
Registration..................................          9,877               13,157               9,780              9,356
Trustees' fees and expenses...................          9,789               10,184               7,437              6,709
Shareholder reports and communications........          6,121                8,472               5,689              4,568
Miscellaneous.................................          3,645                3,336               3,078              2,790
                                               ---------------     ---------------     ---------------     --------------
Total Expenses................................        637,613              750,624             474,746            354,556
                                               ---------------     ---------------     ---------------     --------------
Net Investment Income.........................      3,122,968            3,911,860           1,935,557          1,399,334
                                               ---------------     ---------------     ---------------     --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments..............        848,260              967,560             232,488            253,645
Net change in unrealized appreciation
  of investments..............................     (6,115,178)          (8,037,661)         (3,636,357)        (2,615,290)
                                               ---------------     ---------------     ---------------     --------------
Net Loss on Investments ......................     (5,266,918)          (7,070,101)         (3,403,869)        (2,361,645)
                                               ---------------     ---------------     ---------------     --------------
Decrease in Net Assets from Operations........    $(2,143,950)         $(3,158,241)        $(1,468,312)       $  (962,311)
                                               ===============     ===============     ===============     ==============


--------------
See Notes to Financial Statements.

Statements of Changes in Net Assets


                                                   CALIFORNIA HIGH-YIELD SERIES               CALIFORNIA QUALITY SERIES
                                             ---------------------------------------- ----------------------------------------
                                                     YEAR ENDED SEPTEMBER 30,                 YEAR ENDED SEPTEMBER 30,
                                             ---------------------------------------- ----------------------------------------
                                                    1999                 1998                1999                   1998
                                              ---------------      ---------------     ---------------         ---------------
OPERATIONS:
Net investment income ...................       $  3,122,968         $  2,869,233        $  3,911,860             $  4,188,124
Net realized gain on investments.........            848,260              315,617             967,560                2,703,169
Net change in unrealized appreciation
   of investments........................         (6,115,178)           1,697,381          (8,037,661)                 429,796
                                                ------------         ------------        ------------             ------------
Increase (Decrease) in Net Assets
   from Operations.......................         (2,143,950)           4,882,231          (3,158,241)               7,321,089
                                                ------------         ------------        ------------             ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A...............................         (2,825,817)          (2,672,172)         (3,747,630)              (4,112,546)
   Class C...............................             (7,503)                  --                (114)                      --
   Class D...............................           (289,648)            (197,061)           (164,116)                 (75,578)
Net realized gain on investments:
   Class A...............................           (207,681)            (255,159)         (2,762,949)                (410,719)
   Class C...............................                 --                   --                  --                       --
   Class D...............................            (23,942)             (16,987)           (100,451)                  (9,630)
                                                ------------         ------------        ------------             ------------
Decrease in Net Assets
   from Distributions....................         (3,354,591)          (3,141,379)         (6,775,260)              (4,608,473)
                                                ------------         ------------        ------------             ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales of shares .......         21,297,184           11,837,819           6,015,293                3,421,093
Investment of dividends..................          1,817,908            1,555,429           1,932,726                2,114,625
Exchanged from associated Funds..........          6,342,123            3,313,043           2,462,908               11,535,295
Value of shares issued in payment of
   gain distributions....................            162,740              188,579           1,751,037                  255,071
                                                ------------         ------------        ------------             ------------
Total ...................................         29,619,955           16,894,870          12,161,964               17,326,084
                                                ------------         ------------        ------------             ------------
Cost of shares repurchased...............        (15,119,823)          (8,535,835)        (10,056,106)              (9,709,059)
Exchanged into associated Funds..........         (7,262,583)          (1,535,432)         (2,907,275)              (9,174,765)
                                                ------------         ------------        ------------             ------------
Total ...................................        (22,382,406)         (10,071,267)        (12,963,381)             (18,883,824)
                                                ------------         ------------        ------------             ------------
Increase (Decrease) in Net Assets
   from Transactions in Shares
   of Beneficial Interest................          7,237,549            6,823,603            (801,417)              (1,557,740)
                                                ------------         ------------        ------------             ------------
Increase (Decrease) in Net Assets........          1,739,008            8,564,455         (10,734,918)               1,154,876

NET ASSETS:
Beginning of year........................         64,767,235           56,202,780          89,823,942               88,669,066
                                                ------------         ------------        ------------             ------------
End of Year..............................        $66,506,243          $64,767,235         $79,089,024              $89,823,942
                                                ============         ============        ============             ============

---------------
See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                          FLORIDA SERIES                        NORTH CAROLINA SERIES
                                             ---------------------------------------- ----------------------------------------
                                                     YEAR ENDED SEPTEMBER 30,                 YEAR ENDED SEPTEMBER 30,
                                             ---------------------------------------- ----------------------------------------
                                                   1999                 1998                1999                    1998
                                             ---------------      ---------------     ---------------          ---------------
OPERATIONS:
Net investment income ...................      $  1,935,557         $  1,954,649        $  1,399,334             $  1,474,812
Net realized gain on investments.........           232,488              283,504             253,645                  471,836
Net change in unrealized appreciation
   of investments........................        (3,636,357)           1,624,389          (2,615,290)                 828,922
                                               ------------         ------------        ------------             ------------
Increase (Decrease) in Net Assets
   from Operations.......................        (1,468,312)           3,862,542            (962,311)               2,775,570
                                               ------------         ------------        ------------             ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A...............................        (1,853,149)          (1,887,251)         (1,341,165)              (1,428,764)
   Class C...............................            (2,744)                  --                (113)                      --
   Class D...............................           (79,664)             (67,398)            (58,056)                 (46,048)
Net realized gain on investments:
   Class A...............................          (272,671)            (385,124)           (451,811)                (259,010)
   Class C...............................                --                   --                  --                       --
   Class D...............................           (14,496)             (16,296)            (20,721)                  (9,526)
                                               ------------         ------------        ------------             ------------
Decrease in Net Assets
   from Distributions....................        (2,222,724)          (2,356,069)         (1,871,866)              (1,743,348)
                                               ------------         ------------        ------------             ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales of shares .......         4,498,419            2,370,389           1,889,423                1,960,723
Investment of dividends..................           732,052              778,626             747,439                  781,990
Exchanged from associated Funds..........         3,209,545            2,116,091             221,185                  651,369
Value of shares issued in payment of
   gain distributions....................           163,562              236,832             351,195                  201,030
                                               ------------         ------------        ------------             ------------
Total ...................................         8,603,578            5,501,938           3,209,242                3,595,112
                                               ------------         ------------        ------------             ------------
Cost of shares repurchased...............        (6,378,034)          (4,243,367)         (4,748,910)              (4,163,732)
Exchanged into associated Funds..........        (3,235,898)          (2,063,608)           (523,333)                (550,126)
                                               ------------         ------------        ------------             ------------
Total ...................................        (9,613,932)          (6,306,975)         (5,272,243)              (4,713,858)
                                               ------------         ------------        ------------             ------------
Decrease in Net Assets
   from Transactions in Shares
   of Beneficial Interest................        (1,010,354)            (805,037)         (2,063,001)              (1,118,746)
                                               ------------         ------------        ------------             ------------
Increase (Decrease) in Net Assets........        (4,701,390)             701,436          (4,897,178)                 (86,524)

NET ASSETS:
Beginning of year........................        44,403,664           43,702,228          33,814,140               33,900,664
                                               ------------         ------------        ------------             ------------
End of Year..............................       $39,702,274          $44,403,664         $28,916,962              $33,814,140
                                               ============         ============        ============             ============


--------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Multiple Classes of Shares -- Seligman Municipal Series Trust (the "Trust") consists of four separate series: the "California High-Yield Series," the "California Quality Series," the "Florida Series," and the "North Carolina Series." Each Series of the Trust offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. The Trust began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Trust:

a. Security Valuation -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Trustees. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Trust amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. Multiple Class Allocations -- Each Series' income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Series based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 1999, distribution and service fees were the only class-specific expenses.

e. Distributions to Shareholders-- Dividends are declared daily and paid monthly. Other distributions paid by the Trust are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of any series of the Trust.

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1999, were as follows:

  SERIES                    PURCHASES            SALES
----------                 -----------        -----------
California High-Yield      $25,843,638         $18,255,298
California Quality          17,190,650          20,244,980
Florida                      7,925,059           7,946,257
North Carolina                 481,430           3,017,128

    At September 30, 1999, each Series' cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities were as follows:

                               TOTAL            TOTAL
                            UNREALIZED       UNREALIZED
  SERIES                   APPRECIATION     DEPRECIATION
----------                 ------------     ------------
California High-Yield        $1,081,968      $2,452,625
California Quality            2,199,066       3,655,160
Florida                         592,110       1,018,085
North Carolina                  600,068         765,215

4. Management Fee, Distribution Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Trust and provides the necessary personnel and facilities. Compensation of all officers of the Trust, all trustees of the Trust who are employees or consultants of the Manager, and all personnel of the Trust and the Manager is paid by the Manager. The Manager's fee is calculated daily and payable monthly,

NOTES TO FINANCIAL STATEMENTS

equal to 0.50% per annum of each Series' average daily net assets.

    Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of each Series' shares and an affiliate of the Manager, received the following concessions after commissions were paid to dealers for sales of Class A and Class C shares:

                         DISTRIBUTOR             DEALER
  SERIES                 CONCESSIONS           COMMISSIONS
----------               -----------          ------------
California High-Yield      $12,848              $100,460
California Quality           9,862                74,095
Florida                      6,782                51,651
North Carolina               5,533                40,523

    The Trust has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive continuing fees of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Trust pursuant to the Plan. For the year ended September 30, 1999, for the California High-Yield, California Quality, Florida, and North Carolina Series, fees incurred under the Plan aggregated $61,474, $84,881, $105,809, and $78,017, respectively, or 0.10%, 0.10%, 0.25%, and 0.25%, respectively, per annum of average daily net assets of Class A shares.

    Under the Plan, with respect to Class C shares and Class D shares, service organizations can enter into agreements with the Distributor and receive continuing fees for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Trust to the Distributor pursuant to the Plan. For the year ended September 30, 1999, fees incurred under the Plan equivalent to 1% per annum of the average daily net assets of Class C and Class D shares were as follows:

 SERIES                   CLASS C               CLASS D
---------               -----------          ------------
California High-Yield       $1,884               $75,765
California Quality              29                44,706
Florida                        711                21,982
North Carolina                  30                15,959

    The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and redemptions of Class D shares occurring within one year of purchase. For the year ended September 30, 1999, such charges amounted to $14,468 for the California High-Yield Series, $2,264 for the California Quality Series, $1,475 for the Florida Series, and $12 for the North Carolina Series.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Trust shares, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 1999, Seligman Services, Inc. received commissions from the sale of shares of each Series and distribution and service fees, pursuant to the Plan, as follows:

                                          DISTRIBUTION AND
  SERIES                   COMMISSIONS      SERVICE FEES
----------                ------------      ------------
California High-Yield        $5,005             $2,017
California Quality            1,156              2,438
Florida                       1,318              4,753
North Carolina                2,175              2,644

    Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

  SERIES
----------
California High-Yield      $ 84,384
California Quality          106,096
Florida                      59,292
North Carolina               45,575

    Certain officers and trustees of the Trust are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Trust has a compensation agreement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Series of the Trust or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid. The cost of such fees and earnings accrued thereon is included in trustees' fees and expenses, and the accumulated balances thereof at September 30, 1999, are included in other liabilities as follows:

  SERIES
----------
California High-Yield       $27,329
California Quality           27,455
Florida                      14,139
North Carolina               10,602

5. Committed Line of Credit -- The Trust is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. Each Series' borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Series incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2000, but is renewable annually with the consent of the participating banks. For the year ended September 30, 1999, the Trust had not borrowed from the credit facility.

NOTES TO FINANCIAL STATEMENTS

6. Transactions in Shares of Beneficial Interest -- Transactions in Shares of Beneficial Interest were as follows:


CALIFORNIA HIGH-YIELD SERIES                                                CLASS A
                                                    ------------------------------------------------------
                                                                 YEAR ENDED SEPTEMBER 30,
                                                    ------------------------------------------------------
                                                             1999                      1998
                                                    ------------------------- ----------------------------
                                                      SHARES       AMOUNT         SHARES        AMOUNT
                                                    ----------   ----------     ----------    ------------
Net proceeds from sales of shares..............      2,624,733  $ 17,491,961     1,277,052    $  8,495,720
Investment of dividends........................        242,874     1,601,698       211,143       1,407,211
Exchanged from associated Funds................        861,977     5,696,785       413,298       2,763,236
Shares issued in payment of gain distributions.         21,223       142,616        26,588         174,948
                                                    ----------  ------------    ----------    ------------
Total..........................................      3,750,807    24,933,060     1,928,081      12,841,115
                                                    ----------  ------------    ----------    ------------
Cost of shares repurchased.....................     (2,152,611)  (14,122,052)   (1,201,761)     (8,007,292)
Exchanged into associated Funds................       (983,221)   (6,519,246)     (140,692)       (937,063)
                                                    ----------  ------------    ----------    ------------
Total..........................................     (3,135,832)  (20,641,298)   (1,342,453)     (8,944,355)
                                                    ----------  ------------    ----------    ------------
Increase.......................................        614,975  $  4,291,762       585,628    $  3,896,760
                                                    ==========  ============    ==========    ============

CALIFORNIA QUALITY SERIES                                                   CLASS A
                                                    ------------------------------------------------------
                                                                 YEAR ENDED SEPTEMBER 30,
                                                    ------------------------------------------------------
                                                             1999                      1998
                                                    ------------------------- ----------------------------
                                                      SHARES       AMOUNT         SHARES        AMOUNT
                                                    ----------   ----------     ----------    ------------
Net proceeds from sales of shares..............        392,761  $  2,663,057       412,540    $  2,910,248
Investment of dividends........................        272,151     1,853,060       294,684       2,074,707
Exchanged from associated Funds................        184,375     1,277,793     1,335,307       9,378,739
Shares issued in payment of gain distributions.        242,713     1,679,573        35,850         249,515
                                                    ----------  ------------    ----------    ------------
Total..........................................      1,092,000     7,473,483     2,078,381      14,613,209
                                                    ----------  ------------    ----------    ------------
Cost of shares repurchased.....................     (1,304,849)   (8,809,973)   (1,299,234)     (9,140,974)
Exchanged into associated Funds................       (280,143)   (1,967,426)   (1,081,747)     (7,593,529)
                                                    ----------  ------------    ----------    ------------
Total..........................................     (1,584,992)  (10,777,399)   (2,380,981)    (16,734,503)
                                                    ----------  ------------    ----------    ------------
Increase (Decrease)............................       (492,992) $ (3,303,916)     (302,600)   $ (2,121,294)
                                                    ==========  ============    ==========    ============

FLORIDA SERIES                                                             CLASS A
                                                    ------------------------------------------------------
                                                                 YEAR ENDED SEPTEMBER 30,
                                                    ------------------------------------------------------
                                                             1999                      1998
                                                    ------------------------- ----------------------------
                                                      SHARES       AMOUNT         SHARES        AMOUNT
                                                    ----------   ----------     ----------    ------------
Net proceeds from sales of shares..............        519,451  $  4,068,773       231,028    $  1,820,657
Investment of dividends........................         88,673       692,647        93,274         735,335
Exchanged from associated Funds................        307,595     2,411,983       237,657       1,868,336
Shares issued in payment of gain distributions.         19,319       153,195        29,005         224,788
                                                    ----------  ------------    ----------    ------------
Total..........................................        935,038     7,326,598       590,964       4,649,116
                                                    ----------  ------------    ----------    ------------
Cost of shares repurchased.....................       (726,633)   (5,630,569)     (482,133)     (3,801,719)
Exchanged into associated Funds................       (401,208)   (3,048,712)     (234,463)     (1,850,538)
                                                     ----------  ------------    ----------    ------------
Total..........................................     (1,127,841)   (8,679,281)     (716,596)     (5,652,257)
                                                    ----------  ------------    ----------    ------------
Increase (Decrease)............................       (192,803) $ (1,352,683)     (125,632)   $ (1,003,141)
                                                    ==========  ============    ==========    ============

NORTH CAROLINA SERIES                                                        CLASS A
                                                    ------------------------------------------------------
                                                                 YEAR ENDED SEPTEMBER 30,
                                                    ------------------------------------------------------
                                                             1999                      1998
                                                    ------------------------- ----------------------------
                                                      SHARES       AMOUNT         SHARES        AMOUNT
                                                    ----------   ----------     ----------    ------------
Net proceeds from sales of shares...............       175,103  $  1,412,517       202,159    $  1,639,241
Investment of dividends.........................        88,130       704,629        92,259         749,183
Exchanged from associated Funds.................        26,310       212,683        67,414         551,292
Shares issued in payment of gain distributions..        40,880       331,130        24,008         192,301
                                                    ----------  ------------    ----------    ------------
Total...........................................       330,423     2,660,959       385,840       3,132,017
                                                    ----------  ------------    ----------    ------------
Cost of shares repurchased......................      (578,427)   (4,584,553)     (480,689)     (3,903,375)
Exchanged into associated Funds.................       (64,700)     (523,333)      (67,042)       (545,626)
                                                    ----------  ------------    ----------    ------------
Total...........................................      (643,127)   (5,107,886)     (547,731)     (4,449,001)
                                                    ----------  ------------    ----------    ------------
Increase (Decrease).............................      (312,704) $ (2,446,927)     (161,891)   $ (1,316,984)
                                                    ==========  ============    ==========    ============


CALIFORNIA HIGH-YIELD SERIES                                 CLASS C                                 CLASS D
                                                    ------------------------    --------------------------------------------------
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                        MAY 27, 1999* TO        --------------------------------------------------
                                                       SEPTEMBER 30, 1999               1999                         1998
                                                    ------------------------    ----------------------      ----------------------
                                                       SHARES       AMOUNT         SHARES     AMOUNT           SHARES     AMOUNT
                                                    -----------  -----------    ----------- ----------      ----------- ----------
Net proceeds from sales of shares................       164,917  $1,063,949         409,465 $ 2,741,274         499,452 $ 3,342,099
Investment of dividends..........................           707       4,509          31,985     211,701          22,196     148,218
Exchanged from associated Funds..................            --          --          96,237     645,338          82,354     549,807
Shares issued in payment of gain distributions...            --          --           2,990      20,124           2,068      13,631
                                                        -------  ----------        -------- -----------        -------- -----------
Total............................................       165,624   1,068,458         540,677   3,618,437         606,070   4,053,755
                                                        -------  ----------        -------- -----------        -------- -----------
Cost of shares redeemed..........................            (3)        (21)       (150,575)   (997,750)        (79,088)   (528,543)
Exchanged into associated Funds..................            --          --        (111,644)   (743,337)        (89,085)   (598,369)
                                                        -------  ----------        -------- -----------        -------- -----------
Total............................................            (3)        (21)       (262,219) (1,741,087)       (168,173) (1,126,912)
                                                        -------  ----------        -------- -----------        -------- -----------
Increase.........................................       165,621  $1,068,437         278,458 $ 1,877,350         437,897 $ 2,926,843
                                                        =======  ==========        ======== ===========        ======== ===========

CALIFORNIA QUALITY SERIES                                   CLASS C                                 CLASS D
                                                    ------------------------    --------------------------------------------------
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                        MAY 27, 1999* TO        --------------------------------------------------
                                                       SEPTEMBER 30, 1999               1999                         1998
                                                    ------------------------    ----------------------      ----------------------
                                                       SHARES       AMOUNT         SHARES     AMOUNT           SHARES     AMOUNT
                                                    -----------  -----------    ----------- ----------      ----------- ----------
Net proceeds from sales of shares................         1,474  $    9,904         484,533 $ 3,342,332          72,661 $   510,845
Investment of dividends..........................            16         103          11,719      79,563           5,681      39,918
Exchanged from associated Funds..................            --          --         167,993   1,185,115         307,189   2,156,556
Shares issued in payment of gain distributions...            --          --          10,357      71,464             799       5,556
                                                        -------  ----------        -------- -----------        -------- -----------
Total............................................         1,490      10,007         674,602   4,678,474         386,330   2,712,875
                                                        -------  ----------        -------- -----------        -------- -----------
Cost of shares redeemed..........................            --          --        (183,777) (1,246,133)        (80,796)   (568,085)
Exchanged into associated Funds..................            --          --        (141,466)   (939,849)       (225,899) (1,581,236)
                                                        -------  ----------        -------- -----------        -------- -----------
Total............................................            --          --        (325,243) (2,185,982)       (306,695) (2,149,321)
                                                        -------  ----------        -------- -----------        -------- -----------
Increase (Decrease)..............................         1,490  $   10,007         349,359 $ 2,492,492          79,635 $   563,554
                                                        =======  ==========        ======== ===========        ======== ===========

FLORIDA SERIES                                              CLASS C                                 CLASS D
                                                    ------------------------    --------------------------------------------------
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                        MAY 27, 1999* TO        --------------------------------------------------
                                                       SEPTEMBER 30, 1999               1999                         1998
                                                    ------------------------    ----------------------      ----------------------
                                                       SHARES       AMOUNT         SHARES     AMOUNT           SHARES     AMOUNT
                                                    -----------  -----------    ----------- ----------      ----------- ----------
Net proceeds from sales of shares................        34,107  $  263,437          20,914 $   166,209          69,634 $   549,732
Investment of dividends..........................            27         204           4,975      39,201           5,481      43,291
Exchanged from associated Funds..................            --          --         100,105     797,562          31,343     247,755
Shares issued in payment of gain distributions...            --          --           1,306      10,367           1,550      12,044
                                                        -------  ----------        -------- -----------        -------- -----------
Total............................................        34,134     263,641         127,300   1,013,339         108,008     852,822
                                                        -------  ----------        -------- -----------        -------- -----------
Cost of shares redeemed..........................            --          --         (95,272)   (747,465)        (55,774)   (441,648)
Exchanged into associated Funds..................            --          --         (23,955)   (187,186)        (27,097)   (213,070)
                                                        -------  ----------        -------- -----------        -------- -----------
Total............................................            --          --        (119,227)   (934,651)        (82,871)   (654,718)
                                                        -------  ----------        -------- -----------        -------- -----------
Increase (Decrease)..............................        34,134  $  263,641           8,073 $    78,688          25,137 $   198,104
                                                        =======  ==========        ======== ===========        ======== ===========

NORTH CAROLINA SERIES                                       CLASS C                                 CLASS D
                                                    ------------------------    --------------------------------------------------
                                                                                             YEAR ENDED SEPTEMBER 30,
                                                        MAY 27, 1999* TO        --------------------------------------------------
                                                       SEPTEMBER 30, 1999               1999                         1998
                                                    ------------------------    ----------------------      ----------------------
                                                       SHARES       AMOUNT         SHARES     AMOUNT           SHARES     AMOUNT
                                                    -----------  -----------    ----------- ----------      ----------- ----------
Net proceeds from sales of shares................         1,329  $   10,422          58,041 $   466,484          39,497 $   321,482
Investment of dividends..........................            12         101           5,351      42,709           4,042      32,807
Exchanged from associated Funds..................            --          --           1,053       8,502          12,161     100,077
Shares issued in payment of gain distributions...            --          --           2,477      20,065           1,091       8,729
                                                        -------  ----------        -------- -----------        -------- -----------
Total............................................         1,341      10,523          66,922     537,760          56,791     463,095
                                                        -------  ----------        -------- -----------        -------- -----------
Cost of shares redeemed..........................            --          --         (20,733)   (164,357)        (31,930)   (260,357)
Exchanged into associated Funds..................            --          --              --          --            (560)     (4,500)
                                                        -------  ----------        -------- -----------        -------- -----------
Total............................................            --          --         (20,733)   (164,357)        (32,490)   (264,857)
                                                        -------  ----------        -------- -----------        -------- -----------
Increase (Decrease)..............................         1,341  $   10,523          46,189 $   373,403          24,301 $   198,238
                                                        =======  ==========        ======== ===========        ======== ===========

----------
*Commencement of offering of Class C shares.

FINANCIAL HIGHLIGHTS

    The tables below are intended to help you understand the financial performance of each Class of each Series for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges, and are not annualized for periods of less than one year.

CALIFORNIA HIGH-YIELD SERIES

                                                                                CLASS A                            CLASS C
                                                     -------------------------------------------------------    --------------
                                                                        YEAR ENDED SEPTEMBER 30,                    5/27/99*
                                                     -------------------------------------------------------          to
                                                       1999        1998        1997        1996       1995          9/30/99
                                                     --------    -------     -------     -------    --------    --------------
PER SHARE DATA:
Net Asset Value, Beginning of Period..........        $6.80       $6.61       $6.50       $6.47      $6.30         $6.62
                                                      -----       -----       -----       -----      -----         -----
Income from Investment Operations:
Net investment income.........................         0.31        0.32        0.34        0.36       0.37          0.09
Net realized and unrealized gain (loss)
   on investments.............................        (0.50)       0.22        0.20        0.05       0.17         (0.33)
                                                      -----       -----       -----       -----      -----         -----
Total from Investment Operations..............        (0.19)       0.54        0.54        0.41       0.54         (0.24)
                                                      -----       -----       -----       -----      -----         -----
Less Distributions:
Dividends from net investment income..........        (0.31)      (0.32)      (0.34)      (0.36)     (0.37)        (0.09)
Distributions from net realized capital gain..        (0.02)      (0.03)      (0.09)      (0.02)        --            --
                                                      -----       -----       -----       -----      -----         -----
Total Distributions...........................        (0.33)      (0.35)      (0.43)      (0.38)     (0.37)        (0.09)
                                                      -----       -----       -----       -----      -----         -----
Net Asset Value, End of Period................        $6.28       $6.80       $6.61       $6.50      $6.47         $6.29
                                                      =====       =====       =====       =====      =====         =====
TOTAL RETURN:                                         (2.82)%      8.45%       8.74%       6.49%      8.85%        (3.79)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)......        $57,807    $58,374     $52,883     $50,264    $51,504         $1,041
Ratio of expenses to average net assets.......          0.84%      0.82%       0.87%       0.84%      0.90%          1.72%+
Ratio of net income to average net assets.....          4.71%      4.81%       5.26%       5.49%      5.84%          3.95%+
Portfolio turnover rate.......................         27.61%     10.75%      22.42%      34.75%     17.64%         27.61%++


                                                                                  CLASS D
                                                     ---------------------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                     ---------------------------------------------------------------
                                                       1999          1998          1997          1996         1995
                                                     --------      --------      --------      --------     --------
PER SHARE DATA:
Net Asset Value, Beginning of Year...............     $6.80         $6.61         $6.51         $6.48        $6.31
                                                      -----         -----         -----         -----        -----
Income from Investment Operations:
Net investment income............................      0.25          0.26          0.28          0.30         0.31
Net realized and unrealized gain (loss)
   on investments................................     (0.49)         0.22          0.19          0.05         0.17
                                                      -----         -----         -----         -----        -----
Total from Investment Operations.................     (0.24)         0.48          0.47          0.35         0.48
                                                      -----         -----         -----         -----        -----
Less Distributions:
Dividends from net investment income.............     (0.25)        (0.26)        (0.28)        (0.30)       (0.31)
Distributions from net realized capital gain.....     (0.02)        (0.03)        (0.09)        (0.02)          --
                                                      -----         -----         -----         -----        -----
Total Distributions..............................     (0.27)        (0.29)        (0.37)        (0.32)       (0.31)
                                                      -----         -----         -----         -----        -----
Net Asset Value, End of Year.....................     $6.29         $6.80         $6.61         $6.51        $6.48
                                                      =====         =====         =====         =====        =====
TOTAL RETURN:                                         (3.54)%        7.47%         7.60%         5.53%        7.78%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted)...........      $7,658       $6,393        $3,320        $1,919       $1,277
Ratio of expenses to average net assets..........       1.74%        1.73%         1.77%         1.74%        1.91%
Ratio of net income to average net assets........       3.81%        3.90%         4.36%         4.59%        4.84%
Portfolio turnover rate..........................      27.61%       10.75%        22.42%        34.75%       17.64%

------------
See footnotes on page 25.

FINANCIAL HIGHLIGHTS

CALIFORNIA QUALITY SERIES


                                                                                CLASS A                            CLASS C
                                                     -------------------------------------------------------    --------------
                                                                        YEAR ENDED SEPTEMBER 30,                    5/27/99*
                                                     -------------------------------------------------------          to
                                                       1999        1998        1997        1996       1995          9/30/99
                                                     --------    -------     -------     -------    --------    --------------
PER SHARE DATA:
Net Asset Value, Beginning of Period..............    $7.21       $6.99       $6.75       $6.65      $6.39         $6.75
                                                      -----       -----       -----       -----      -----         -----
Income from Investment Operations:
Net investment income.............................     0.31        0.33        0.34        0.35       0.34          0.09
Net realized and unrealized gain (loss)
   on investments.................................    (0.56)       0.25        0.24        0.11       0.32         (0.35)
                                                      -----       -----       -----       -----      -----         -----
Total from Investment Operations..................    (0.25)       0.58        0.58        0.46       0.66         (0.26)
                                                      -----       -----       -----       -----      -----         -----
Less Distributions:
Dividends from net investment income..............    (0.31)      (0.33)      (0.34)      (0.35)     (0.34)        (0.09)
Distributions from net realized capital gain......    (0.23)      (0.03)         --       (0.01)     (0.06)           --
                                                      -----       -----       -----       -----      -----         -----
Total Distributions...............................    (0.54)      (0.36)      (0.34)      (0.36)     (0.40)        (0.09)
                                                      -----       -----       -----       -----      -----         -----
Net Asset Value, End of Period....................    $6.42       $7.21       $6.99       $6.75      $6.65         $6.40
                                                      =====       =====       =====       =====      =====         =====
TOTAL RETURN:                                         (3.68)%      8.67%       8.87%       7.00%     10.85%        (4.04)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)..........    $74,793    $87,522     $86,992     $95,560    $94,947            $10
Ratio of expenses to average net assets...........      0.82%      0.77%       0.82%       0.79%      0.89%          1.72%+
Ratio of net income to average net assets.........      4.56%      4.75%       4.99%       5.11%      5.34%          3.80%+
Portfolio turnover rate...........................     20.24%     30.82%      12.16%      12.84%     11.24%         20.24%++

                                                                                CLASS D
                                                     ---------------------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                     ---------------------------------------------------------------
                                                       1999          1998          1997          1996         1995
                                                     --------      --------      --------      --------     --------
PER SHARE DATA:
Net Asset Value, Beginning of Year................    $7.19         $6.97         $6.74         $6.63        $6.38
                                                      -----         -----         -----         -----        -----
Income from Investment Operations:
Net investment income.............................     0.25          0.27          0.28          0.28         0.28
Net realized and unrealized gain (loss)
   on investments.................................    (0.56)         0.25          0.23          0.12         0.31
                                                      -----         -----         -----         -----        -----
Total from Investment Operations..................    (0.31)         0.52          0.51          0.40         0.59
                                                      -----         -----         -----         -----        -----
Less Distributions:
Dividends from net investment income..............    (0.25)        (0.27)        (0.28)        (0.28)       (0.28)
Distributions from net realized capital gain......    (0.23)        (0.03)           --         (0.01)       (0.06)
                                                      -----         -----         -----         -----        -----
Total Distributions...............................    (0.48)        (0.30)        (0.28)        (0.29)       (0.34)
                                                      -----         -----         -----         -----        -----
Net Asset Value, End of Year......................    $6.40         $7.19         $6.97         $6.74        $6.63
                                                      =====         =====         =====         =====        =====
TOTAL RETURN:.....................................    (4.58)%        7.71%         7.75%         6.20%        9.61%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted)............     $4,286       $2,302        $1,677        $1,645         $863
Ratio of expenses to average net assets...........      1.72%        1.68%         1.72%         1.69%        1.88%
Ratio of net income to average net assets.........      3.66%        3.84%         4.09%         4.21%        4.36%
Portfolio turnover rate...........................     20.24%       30.82%        12.16%        12.84%       11.24%

------------
See footnotes on page 25.

FINANCIAL HIGHLIGHTS

FLORIDA SERIES


                                                                                CLASS A                            CLASS C
                                                     -------------------------------------------------------    --------------
                                                                        YEAR ENDED SEPTEMBER 30,                    5/27/99*
                                                     -------------------------------------------------------          to
                                                       1999        1998        1997        1996       1995          9/30/99
                                                     --------    -------     -------     -------    --------    --------------
PER SHARE DATA:
Net Asset Value, Beginning of Period..............    $8.07       $7.80       $7.67       $7.71      $7.34         $7.83
                                                      -----       -----       -----       -----      -----         -----
Income from Investment Operations:
Net investment income.............................     0.34        0.35        0.36        0.38       0.40          0.10
Net realized and unrealized gain (loss)
   on investments.................................    (0.61)       0.34        0.23        0.04       0.37         (0.40)
                                                      -----       -----       -----       -----      -----         -----
Total from Investment Operations..................    (0.27)       0.69        0.59        0.42       0.77         (0.30)
                                                      -----       -----       -----       -----      -----         -----
Less Distributions:
Dividends from net investment income..............    (0.34)      (0.35)      (0.36)      (0.38)     (0.40)        (0.10)
Distributions from net realized capital gain......    (0.05)      (0.07)      (0.10)      (0.08)        --            --
                                                      -----       -----       -----       -----      -----         -----
Total Distributions...............................    (0.39)      (0.42)      (0.46)      (0.46)     (0.40)        (0.10)
                                                      -----       -----       -----       -----      -----         -----
Net Asset Value, End of Period....................    $7.41       $8.07       $7.80       $7.67      $7.71         $7.43
                                                      =====       =====       =====       =====      =====         =====
TOTAL RETURN:                                         (3.42)%      9.16%       8.01%       5.54%     10.87%        (3.96)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)..........    $37,606    $42,464     $42,024     $45,200    $49,030           $254
Ratio of expenses to average net assets...........      1.03%      1.00%       1.04%       0.97%      0.72%          1.78%+
Ratio of net income to average net assets.........      4.38%      4.45%       4.70%       4.90%      5.38%          3.82%+
Portfolio turnover rate...........................     18.31%      6.73%      33.68%      18.53%     11.82%         18.31%++
Without management fee waiver:**
Net investment income per share...................                                         $0.38      $0.37
Ratio of expenses to average net assets...........                                         0.97%      1.03%
Ratio of net income to average net assets.........                                         4.90%      5.07%

                                                                                CLASS D
                                                     ---------------------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                     ---------------------------------------------------------------
                                                       1999          1998          1997          1996         1995
                                                     --------      --------      --------      --------     --------
PER SHARE DATA:
Net Asset Value, Beginning of Year................    $8.08         $7.81         $7.68         $7.72        $7.34
                                                      -----         -----         -----         -----        -----
Income from Investment Operations:
Net investment income.............................     0.28          0.29          0.30          0.32         0.34
Net realized and unrealized gain (loss)
   on investments.................................    (0.60)         0.34          0.23          0.04         0.38
                                                      -----         -----         -----         -----        -----
Total from Investment Operations..................    (0.32)         0.63          0.53          0.36         0.72
                                                      -----         -----         -----         -----        -----
Less Distributions:
Dividends from net investment income..............    (0.28)        (0.29)        (0.30)        (0.32)       (0.34)
Distributions from net realized capital gain......    (0.05)        (0.07)        (0.10)        (0.08)          --
                                                      -----         -----         -----         -----        -----
Total Distributions...............................    (0.33)        (0.36)        (0.40)        (0.40)       (0.34)
                                                      -----         -----         -----         -----        -----
Net Asset Value, End of Year......................    $7.43         $8.08         $7.81         $7.68        $7.72
                                                      =====         =====         =====         =====        =====
TOTAL RETURN:                                         (4.01)%        8.32%         7.18%         4.74%       10.07%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted)............     $1,843       $1,940        $1,678        $1,277         $603
Ratio of expenses to average net assets...........      1.78%        1.77%         1.81%         1.73%        1.66%
Ratio of net income to average net assets.........      3.63%        3.68%         3.93%         4.14%        4.53%
Portfolio turnover rate...........................     18.31%        6.73%        33.68%        18.53%       11.82%
Without management fee waiver:**
Net investment income per share...................                                               $0.32        $0.31
Ratio of expenses to average net assets...........                                               1.73%        1.97%
Ratio of net income to average net assets.........                                               4.14%        4.22%

----------------
See footnotes on page 25.

FINANCIAL HIGHLIGHTS

NORTH CAROLINA SERIES


                                                                                CLASS A                            CLASS C
                                                     -------------------------------------------------------    --------------
                                                                        YEAR ENDED SEPTEMBER 30,                    5/27/99*
                                                     -------------------------------------------------------          to
                                                       1999        1998        1997        1996       1995          9/30/99
                                                     --------    -------     -------     -------    --------    --------------
PER SHARE DATA:
Net Asset Value, Beginning of Period..............    $8.30       $8.05       $7.84       $7.74      $7.30         $7.97
                                                      -----       -----       -----       -----      -----         -----
Income from Investment Operations:
Net investment income.............................     0.35        0.36        0.37        0.37       0.39          0.10
Net realized and unrealized gain (loss)
   on investments.................................    (0.59)       0.31        0.24        0.11       0.45         (0.38)
                                                      -----       -----       -----       -----      -----         -----
Total from Investment Operations..................    (0.24)       0.67        0.61        0.48       0.84         (0.28)
                                                      -----       -----       -----       -----      -----         -----
Less Distributions:
Dividends from net investment income..............    (0.35)      (0.36)      (0.37)      (0.37)     (0.39)        (0.10)
Distributions from net realized capital gain......    (0.12)      (0.06)      (0.03)      (0.01)     (0.01)           --
                                                      -----       -----       -----       -----      -----         -----
Total Distributions...............................    (0.47)      (0.42)      (0.40)      (0.38)     (0.40)        (0.10)
                                                      -----       -----       -----       -----      -----         -----
Net Asset Value, End of Period....................    $7.59       $8.30       $8.05       $7.84      $7.74         $7.59
                                                      =====       =====       =====       =====      =====         =====
TOTAL RETURN:                                         (3.07)%      8.60%       8.01%       6.39%     11.92%        (3.62)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)..........    $27,224    $32,358     $32,684     $35,934    $37,446            $10
Ratio of expenses to average net assets...........      1.06%      1.05%       1.09%       1.05%      0.82%          1.80%+
Ratio of net income to average net assets.........      4.38%      4.41%       4.66%       4.75%      5.21%          3.77%+
Portfolio turnover rate...........................      1.52%     20.37%      13.04%      15.12%      4.38%          1.52%++
Without management fee waiver:**
Net investment income per share...................                                         $0.37      $0.36
Ratio of expenses to average net assets...........                                         1.06%      1.18%
Ratio of net income to average net assets.........                                         4.74%      4.85%



                                                                                CLASS D
                                                     ---------------------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                     ---------------------------------------------------------------
                                                       1999          1998          1997          1996         1995
                                                     --------      --------      --------      --------     --------
PER SHARE DATA:
Net Asset Value, Beginning of Year................    $8.30         $8.05         $7.83         $7.74        $7.29
                                                      -----         -----         -----         -----        -----
Income from Investment Operations:
Net investment income.............................     0.29          0.30          0.31          0.31         0.33
Net realized and unrealized gain (loss)
   on investments.................................    (0.59)         0.31          0.25          0.10         0.46
                                                      -----         -----         -----         -----        -----
Total from Investment Operations..................    (0.30)         0.61          0.56          0.41         0.79
                                                      -----         -----         -----         -----        -----
Less Distributions:
Dividends from net investment income..............    (0.29)        (0.30)        (0.31)        (0.31)       (0.33)
Distributions from net realized capital gain......    (0.12)        (0.06)        (0.03)        (0.01)       (0.01)
                                                      -----         -----         -----         -----        -----
Total Distributions...............................    (0.41)        (0.36)        (0.34)        (0.32)       (0.34)
                                                      -----         -----         -----         -----        -----
Net Asset Value, End of Year......................    $7.59         $8.30         $8.05         $7.83        $7.74
                                                      =====         =====         =====         =====        =====
TOTAL RETURN:                                         (3.79)%        7.77%         7.33%         5.45%       11.19%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted)............     $1,682       $1,456        $1,217        $1,232       $1,257
Ratio of expenses to average net assets...........      1.81%        1.82%         1.85%         1.81%        1.64%
Ratio of net income to average net assets.........      3.63%        3.64%         3.90%         3.99%        4.42%
Portfolio turnover rate...........................      1.52%       20.37%        13.04%        15.12%        4.38%
Without management fee waiver:**
Net investment income per share...................                                               $0.31        $0.31
Ratio of expenses to average net assets...........                                               1.82%        2.00%
Ratio of net income to average net assets.........                                               3.98%        4.06%

--------------------
  *Commencement of offering of Class C shares.
 **During the periods stated, the Manager, at its discretion, waived a portion of its fees for the Florida and North Carolina Series.
  +Annualized.
 ++For the year ended September 30, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

The Trustees and Shareholders,
Seligman Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Municipal Series Trust (comprising, respectively, the California High-Yield, California Quality, Florida, and North Carolina Series), as of September 30, 1999, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999 by correspondence with the Trust's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the California High-Yield, California Quality, Florida, and North Carolina Series of Seligman Municipal Series Trust as of September 30, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

s/s DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP
New York, New York
November 5, 1999

TRUSTEES

John R. Galvin 2, 4
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center
Director, Conoco Inc.

John E. Merow 2, 4
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc
Director, New York Presbyterian Hospital

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman
Chairman of the Board,
    J. & W.  Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

Richard R. Schmaltz 1

Managing Director, Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer, Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, CommScope, Inc.
Director, C-SPAN

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company
Member of the Board of Governors,
   Investment Company Institute

Trustee Emeritus
Fred E. Brown
Director and Consultant,
   J. & W.  Seligman & Co. Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Trustee Nominating Committee
           4 Board Operations Committee

EXECUTIVE OFFICERS

William C. Morris
Chairman

Brian T. Zino
President

Thomas G. Moles
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary

FOR MORE INFORMATION

Manager
J. & W. Seligman & Co.
   Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450     Shareholder
                   Services
(212) 682-7600     Outside the
                   United States
(800) 622-4597     24-Hour
                   Automated
                   Telephone
                   Access Service

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compound ed, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

-------------
Adapted from the Investment Company Institute's 1999 Mutual Fund Fact Book.

 This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of
  Seligman Municipal Series Trust, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                           SELIGMAN ADVISORS, INC.
                               an affiliate of

                                   LOGO Omitted
                             J.& W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864
                     100 Park Avenue, New York, NY 10017

TEB2 9/99                                             Printed on Recycled Paper

                            SELIGMAN
                      --------------
                           MUNICIPAL
                        SERIES TRUST

                                ANNUAL REPORT
                              SEPTEMBER 30, 1999

                               Providing Income
                             Exempt From Regular
                                  Income Tax
                                  LOGO Omitted
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864